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                    BUILDING MATERIALS HOLDING CORPORATION

                             AMENDED AND RESTATED
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     1.   PURPOSE.

     The purpose of the Amended and Restated Non-Employee Director Stock Option Plan (the "Amended Director Plan") of Building Materials Holding Corporation (the "Company") is to promote the interests of the Company by attracting and retaining highly qualified independent directors by providing such individuals with an investment interest in the Company's future success.

     2.   DEFINITIONS.

     The following definitions shall apply to this Amended Director Plan:

          (a) "ANNUAL GRANT DATE" shall mean, for each fiscal year, the date on which the stockholders of the Company have their regular annual meeting.

          (b) "BOARD" or "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

          (c) "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or Federal or California state holiday.

          (d) "CHANGE OF CONTROL." A "Change in Control" of the Company shall be deemed to have occurred if (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company, or (iii) any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of fifty (50%) percent or more of the Company's outstanding Common Stock, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors of the Company shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new


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director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of their period.

          (e) "ELIGIBLE DIRECTOR" shall mean any person who is a member of the Board and who is not a full or part-time employee of the Company or of any parent or subsidiary corporation (as defined in Section 424 of the Internal Revenue Code of 1986, as amended) of the Company, and who has not been an employee of the Company or of any parent or subsidiary of the Company within one (1) year prior to participation in the Amended Director Plan.

          (f) "FAIR MARKET VALUE" when used in reference to the purchase of Shares pursuant to the exercise of an option shall mean (i) if the Common Stock is listed on the New York Stock Exchange or any other established stock exchange or on the NASDAQ National Market, the closing sales price of the Common Stock on the relevant date as reported in the WALL STREET JOURNAL,
(ii) if the Common Stock is not then listed on an exchange or traded on the NASDAQ National Market, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such date, or (iii) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board of Directors of the Company.

          (g) "GRANT DATE" shall mean the Initial Grant Date or the Annual Grant Date, as appropriate.

          (h) "INITIAL GRANT DATE" shall mean the later of (i) the date on which an Eligible Director is first elected as a member of the Board by action of the stockholders of the Company, or (ii) in the case of a director who has been an employee of the Company or a parent or subsidiary of the Company, the date on which such director becomes an Eligible Director.

          (i) "OPTION" shall mean an option to purchase Shares granted under this Amended Director Plan.

          (j)  "OPTION AGREEMENT" shall mean the written agreement described in
Section 7.

          (k)  "SHARES" shall mean shares of the Common Stock of the Company.

     3.   ADMINISTRATION.

          (a) GENERAL. This Amended Director Plan shall be administered by the Board in accordance with the express provisions of this Amended Director Plan.

          (b) POWERS OF BOARD. The Board shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Amended Director Plan as may be necessary for the

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administration of the Amended Director Plan.  Notwithstanding the foregoing, the Company shall have no authority or discretion as to the persons eligible to receive Options under the Amended Director Plan, or the number of Shares covered by Options under the Amended Director Plan, which matters are specifically governed by the provisions of this Amended Director Plan.

     4.   RESTRICTIONS.

     All Options granted under the Amended Director Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to Options granted under the Amended Director Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance, if any, or purchase of Shares in connection therewith, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     5.   SHARES SUBJECT TO AMENDED DIRECTOR PLAN.

          (a)  AGGREGATE NUMBER.  Subject to adjustment in accordance with
Section 7(g), a total of   187,500 Shares are reserved for issuance under this
Amended Director Plan. Shares sold under this Amended Director Plan may be unissued Shares or reacquired Shares. If any Options shall for any reason be canceled, terminate or expire without having been exercised in full, Shares not purchased thereunder shall be available again for grant under this Amended Director Plan.

          (b) RIGHTS AS STOCKHOLDER. No Eligible Director and no beneficiary or other person claiming under or through such Eligible Director shall have any rights as a stockholder with respect to Shares acquired by exercise of an Option until the issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of a stock certificate evidencing the Shares. Subject to Section 7(g), no adjustment shall be made for dividends or other events for which the record date is prior to the date the certificate is issued.

          (c) RIGHTS WITH RESPECT TO SHARES. No Eligible Director and no beneficiary or other person claiming under or through such Eligible Director shall have any right, title or interest in or to any Shares subject to any Option unless and until such Option is duly exercised pursuant to the terms of this Amended Director Plan.

     6.   NONDISCRETIONARY GRANTS

     Stock options for 2,250 shares each will continue to be automatically granted to the Non-employee Directors, from the Amended Director Plan, at each annual meeting after stockholder approval.

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          (a)  INITIAL GRANT.  On the Initial Grant Date, each Eligible
Director shall automatically receive the grant of an Option to purchase 2,250 Shares.

          (b) REGULAR ANNUAL GRANTS. On each Annual Grant Date, immediately after the annual election of directors, each Eligible Director then in office shall automatically receive the grant of an Option to purchase 2,250 Shares.

          (c) ADJUSTMENT. The number of Shares for which Options are granted in accordance with this Section 6 and the number of Shares subject to any Option shall be subject to adjustment in accordance with Section 7(g).

     7.   TERMS OF OPTION AGREEMENTS.

     Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement which shall specify the Grant Date, the number of Shares to which the option pertains, the exercise price per share, and shall include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Amended Director Plan as the Board may determine:

          (a) OPTION TERM. Unless terminated earlier pursuant to the provisions of Sections 7(f) or 7(h), each Option shall expire and no longer be exercisable on a date which is ten (10) years after the Grant Date of such Option.

          (b) EXERCISE SCHEDULE. The Option shall be exercisable on the earlier of the first anniversary of the Grant Date or the day immediately prior to the date on which the stockholders have their annual meeting following the Grant Date of the Option, providing that the Eligible Director is still serving as a director of the Company at such time. Notwithstanding the foregoing, an Option held by an Eligible Director shall become immediately exercisable in full upon the death or disability of such Eligible Director, upon retirement after age sixty-five (65) of such Eligible Director from the Board, upon an unsuccessful attempt by such Eligible Director to win reelection to the Board, or upon a Change of Control of the Company.

          (c) PURCHASE PRICE. The purchase price of the Shares subject to each Option shall be the Fair Market Value of Shares on the Grant Date of such Option, or on the last preceding Business Day if such Grant Date is not a Business Day.

          (d) PAYMENT OF PURCHASE PRICE. The purchase price of Shares acquired pursuant to an Option shall be paid in full at the time the Option is exercised: (1) in cash or cash equivalents; (2) by delivery of shares of Common Stock of the Company, valued at the Fair Market Value on the date of exercise; provided, however, that Options may not be exercised by the delivery of Common Stock more frequently than at six-month intervals or (3) by delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect an

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exercise of the option and delivery to the Company of the sale proceeds required to pay the exercise price.

          (e) TRANSFERABILITY. Options are subject to limited transferability by the original option holder and subject to approval of the Compensation Committee of the Board of Directors. The transfer by an Eligible Director to a trust created by the Eligible Director for the benefit of the Eligible Director or the Eligible Director's family which is revocable at any and all times during the Eligible Director's lifetime by the Eligible Director and as to which the Eligible Director is the sole trustee during his or her lifetime, will not be deemed to be a transfer for purposes of the Amended Director Plan. Under such rules and regulations as the Board may establish pursuant to the terms of the Amended Director Plan, a beneficiary may be designated with respect to an Option grant in the event of the death of an Eligible Director. If the estate of the Eligible Director is the beneficiary with respect to the grant, any rights with respect to such grant may be transferred to the person or entity (including a trust) entitled thereto under the will of such Eligible Director or pursuant to the laws of descent and distribution.

          (f) TERMINATION OF MEMBERSHIP ON THE BOARD. If an Eligible Director's membership on the Board terminates for any reason, an Option held at the date of termination may be exercised in whole or in part at any time within the remaining term of the Option but only to the extent exercisable in accordance with Section 7(b).

          (g) CAPITALIZATION CHANGES. If any change is made in the Shares subject to the Amended Director Plan or subject to any Option granted under the Amended Director Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any other capital reorganization, the Board shall make appropriate adjustments as to the maximum number of Shares subject to the Amended Director Plan, the number of Shares for which Options may be granted to any Eligible Director, and the number of Shares and price per Share covered by outstanding Options.

          (h) CHANGE OF OWNERSHIP. In the event of (i) a dissolution or liquidation of the Company or (ii) a merger or consolidation in which the Company is not the surviving corporation, the Company shall give to the Eligible Director, at the time of adoption of the plan for liquidation, dissolution, merger or consolidation, either: a reasonable time thereafter within which to exercise the Option, prior to the effectiveness of such liquidation, dissolution, merger or consolidation, at the end of which time the Option shall terminate; or the right to exercise the Option as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger or consolidation.

          (i) WITHHOLDING TAXES. Whenever Shares are to be issued under the Amended Director Plan, the Company shall have the right to require payment to the Company by the person to receive such Shares of an amount sufficient to satisfy federal,

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state and local withholding tax requirements prior to delivery of any certificate or certificates representing such Shares. Payment of withholding taxes may be made by delivery of Company stock or options to the Company.

     8.   USE OF PROCEEDS.

     Proceeds from the sale of Shares pursuant to this Amended Director Plan shall be used by the Company for general corporate purposes.


     9.   LEGAL REQUIREMENTS.

     Shares shall not be offered or issued under this Amended Director Plan unless the offer, issuance and delivery of such Shares shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, and the requirements of any stock exchange upon which the Shares may then be listed. As a condition precedent to the issuance of Shares pursuant to a grant under this Amended Director Plan, the Company may require an Eligible Director to take any reasonable action to comply with such requirements. Any certificates representing Shares purchased upon exercise of an Option shall bear appropriate legends.

     10.  AMENDMENT AND INTERPRETATION OF AMENDED DIRECTOR PLAN.

          (a) STOCKHOLDER APPROVAL REQUIRED. The Board may amend the Amended Director Plan at any time. No amendment adopted without stockholder approval may (i) increase the number of shares as to which Options may be granted,
(ii) reduce the exercise price below the price provided in the Amended Director Plan, (iii) modify the requirements as to eligibility for participation, or
(iv) materially increase the benefits accruing under the Amended Director Plan.

          (b) PROHIBITED AMENDMENTS. No amendment shall (i) change the nondiscretionary manner in which grants are made under Section 6, or
(ii) affect the rights of the holder of any Option, except with that holder's consent.

          (c) INTERPRETATION. Questions of interpretation of any of the provisions of the Amended Director Plan shall be resolved by legal counsel for the Company selected by the Chief Executive Officer of the Company.

     11.  TERMINATION OR SUSPENSION OF AMENDED DIRECTOR PLAN.

     The Board at any time may suspend or terminate this Amended Director Plan. This Amended Director Plan, unless sooner terminated, shall terminate on February 19, 2008. No Option may be granted under this Amended Director Plan while this Amended Director Plan is suspended or after it is terminated. Suspension or

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termination of this Amended Director Plan shall not affect the rights of the holder of any Option, except with that holder's consent.

     12.  EFFECTIVE DATE; STOCKHOLDER APPROVAL.

     This Amended Director Plan has been approved by the Board and shall become effective on May 7, 1998, subject to its approval by the stockholders of the Company. The remaining shares in the Director Plan shall be granted, prior to Options being issued from the Amended Director Plan. If the stockholders fail to approve this Amended Director Plan, within the required twelve (12) month time period, any Options granted under this Amended Director Plan shall be void, and no additional Options shall be granted.

     13.  DIRECTOR STATUS.

     Nothing in this Amended Director Plan or in any instrument executed pursuant hereto shall confer upon any Eligible Director any right to continue as a member of the Board of the Company or any parent or subsidiary thereof.

     14.  OTHER PLANS.

     Nothing in this Amended Director Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to directors generally, which the Company now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

     15.  APPLICABLE LAW.

     This Amended Director Plan shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of Delaware, excluding choice of law provisions thereof.

     16.  SUCCESSORS AND ASSIGNS.

     This Amended Director Plan and any agreement with respect to an Option shall be binding upon the successors and assigns of the Company and upon each Eligible Director and such Eligible Director's heirs, executors, administrators, personal representatives, permitted assignees and successors in interest.

     Approval of the Board, on May 7, 1998.

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